SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549



                                __________



                                 FORM 8-K


                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) November 26,1997


                              SUNAMERICA INC.
            (Exact name of registrant as specified in charter)


          Maryland                    1-4618              86-0176061
(State or other jurisdiction        (Commission         (IRS Employer
      of incorporation)             File Number)      Identification No.)


           1 SunAmerica Center, Los Angeles, California  90067-6022
            (Address of principal executive offices)     (Zip Code)


     Registrant's telephone number, including area code (310) 772-6000

ITEM 5.        Other Events.

               Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-31619) and Amendment No. 1 thereto, filed by SunAmerica Inc. (the "Company") with the Securities and Exchange Commission relating to the Company's Debt Securities, Common Stock, Preferred Stock, Warrants, Stock Purchase Contracts and Stock Purchase Units.


ITEM 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.


                                 EXHIBITS

Exhibit 1.1   -     Distribution Agreement dated November 26, 1997
                    among the Company, Merrill Lynch & Co., Merrill
                    Lynch, Pierce, Fenner & Smith Incorporated, Chase
                    Securities Inc., Deutsche Morgan Grenfell Inc.,
                    Donaldson, Lufkin & Jenrette Securities
                    Corporation, Edward Jones & Co., L.P., First
                    Chicago, Capital Markets, Inc., Goldman, Sachs &
                    Co., J.P. Morgan Securities Inc., Morgan Stanley &
                    Co. Incorporated, NationsBanc Montgomery
                    Securities, Inc. and Smith Barney Inc.

Exhibit 4.1   -     Form of Fixed Rate Definitive Medium-Term Note

Exhibit 4.2   -     Form of Fixed Rate Global Medium-Term Note

Exhibit 4.3   -     Form of Floating Rate Definitive Medium-Term Note

Exhibit 4.4   -     Form of Floating Rate Global Medium-Term Note


                                SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             SUNAMERICA INC.



Date:  December 1, 1997                      By: /s/ Susan L. Harris
                                                 -------------------------
                                                 Susan L. Harris
                                                 Senior Vice President and
                                                 General Counsel -
                                                   Corporate Affairs